UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 E. Michigan St. Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code:                     (414) 765- 5384

Date of fiscal year end:                   May 31, 2007

Date of reporting period:                 May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Stockholders.

Annual Report

Cookson Peirce Core Equity Fund

(Symbol: CPEQX)

May 31, 2007

Investment Advisor

Cookson, Peirce & Co., Inc.

555 Grant Street

Suite 380

Pittsburgh, PA 15219

Phone: 1-866-412-CORE (2673)

Cookson Peirce Core Equity Fund

Annual Report

Dear Shareholders:

Cookson, Peirce & Co., Inc. is pleased to provide you with our annual report for the Cookson Peirce Core Equity Fund. The fiscal year ending May 31, 2007 closed on a strong note. Performance rebounded soundly in the second half of the fiscal year with the Fund outpacing the benchmark over the last four months of the year. This offset the underperformance we saw in the first half of the fiscal year. Please see page 8 of this report for complete performance information.

As mentioned in our last report, several enhancements were made to our investment selection technique during the fiscal year. The recent investment results have served to validate the appropriateness of these enhancements which take time into consideration. Our investment committee and portfolio management team continually research ways to improve performance without changing our basic stock selection methodology. We firmly believe that systemic replication of our investment methodology with disciplined application is what sets us apart from other investment managers.

Medium capitalization industrial firms Precision Castparts Corporation and SPX Corporation continued their advances during the fiscal year. Share prices rose as higher profits were driven by robust demand in key markets and improved margins through cost-cutting initiatives. Additionally, Compass Bancshares, a south-eastern regional bank, added significantly to performance, as it was among the five largest positions in the Fund when it agreed to be purchased by Banco Bilbao for a 16% premium.

The current heavy exposure of the Fund to the Food Products industry continues to be a point of debate, as the defensive nature of these investments has conflicted with a strong stock market. The Fund took a more defensive posture beginning in the second half of 2006 when expectations of a market advance were more muted. In the coming months, these investments will be closely monitored to aim for an opportunistic exit.

Looking ahead, we maintain a positive outlook on equities. Global demand remains strong in the face of moderating domestic demand. However, we see signs of an improving U.S. economy in strong employment data, restrained inflationary readings and a normalizing yield curve. While the housing industry continues be an economic drag and rising rates worry investors, these concerns look to be out-weighed by the positives. Accordingly, we remain confident that the investments made in the Fund properly position it to potentially produce superior results.

We appreciate your investment in the Cookson Peirce Core Equity Fund and look forward to a continued rewarding relationship.

Sincerely,

Bruce W. Miller

Chief Investment Officer

Cory S. Krebs

Portfolio Manager, Assistant Vice President

Daniel S. Henderson

President

Past performance is not a guarantee of future results.

Opinions expressed above are those of Cookson, Peirce & Co., Inc. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings. (7/07)

COOKSON PEIRCE CORE EQUITY FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/06 – 5/31/07).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within six months of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs

COOKSON PEIRCE CORE EQUITY FUND

of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cookson Peirce Core Equity Fund
	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Expenses Paid During Period 12/1/06 – 5/31/07*
Actual	$1,000.00	$1,160.50	$10.77

Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05
*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund's investment strategy focuses on individual stock selection taking into consideration the stock's industry group. Using quantitative measures established by the Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities. The Fund's sector breakdown as of May 31, 2007 is shown below.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

Total Returns as of May 31, 2007

	Cookson Peirce Core Equity Fund	S&P 500 Index
Six Months	16.05%	10.29%

One Year	15.44%	22.79%

Average Annual Since Inception (8/3/05)	17.30%	14.15%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-412-CORE (2673). The Fund imposes a 1.00% redemption fee on shares held less than six months. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

*	Inception Date

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments

May 31, 2007

	Shares	Value
COMMON STOCKS 99.15%

Aerospace & Defense 7.73%
Goodrich Corp.	10,300	$612,747
Precision Castparts Corp.	4,500	538,020

		1,150,767

Auto Components 4.93%
The Goodyear Tire & Rubber Co.(a)	20,700	734,229

Beverages 3.35%
PepsiCo, Inc.	7,300	498,809

Capital Markets 11.90%
Ameriprise Financial, Inc.	9,100	571,935
Franklin Resources, Inc.	4,200	570,108
The Goldman Sachs Group, Inc.	2,720	627,830

		1,769,873

Chemicals 3.58%
The Lubrizol Corp.	8,100	532,332

Commercial Services & Supplies 3.71%
Manpower Inc.	6,000	552,000

Construction Materials 4.41%
Martin Marietta Materials, Inc.	4,225	656,734

Containers & Packaging 1.93%
Crown Holdings, Inc.(a)	11,500	286,695

Energy Equipment & Services 4.15%
Cameron International Corp.(a)	8,700	616,830

Food & Staples Retailing 3.68%
Safeway Inc.	15,900	548,232

Food Products 8.69%
Campbell Soup Co.	12,700	504,190
General Mills, Inc.	8,600	526,664
H.J. Heinz Co.	5,500	261,690

		1,292,544

Hotels, Restaurants & Leisure 7.71%
MGM Mirage(a)	6,900	548,757
Wynn Resorts, Ltd .	6,200	598,548

		1,147,305

Household Products 4.13%
Energizer Holdings, Inc.(a)	6,200	614,172

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments (continued)

May 31, 2007

	Shares	Value
Insurance 5.72%
American Financial Group, Inc.	7,500	$267,375
The Hartford Financial Services Group, Inc.	2,800	288,876
Manulife Financial Corp.	7,880	294,397

		850,648

Leisure Equipment & Products 3.26%
Mattel, Inc.	17,300	484,573

Machinery 8.35%
Flowserve Corp.	7,400	513,634
SPX Corp.	8,300	729,321

		1,242,955

Metals & Mining 3.02%
Commercial Metals Co.	12,800	449,920

Oil & Gas 4.91%
Marathon Oil Corp.	5,900	730,479

Telephone Communications 3.99%
BT Group PLC — ADR	9,075	593,051

TOTAL COMMON STOCKS (Cost $12,335,414)		14,752,148

SHORT TERM INVESTMENT 0.55%
Investment Company
The AIM STIT Liquid Assets Portfolio	81,654	81,654

TOTAL SHORT TERM INVESTMENT (Cost $81,654)		81,654

Total Investments (Cost $12,417,068) 99.70%		14,833,802
Other Assets in Excess of Liabilities 0.30%		44,206

TOTAL NET ASSETS 100.00%		$14,878,008

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Assets and Liabilities

May 31, 2007
Assets
Investments, at value (cost $12,417,068)	$14,833,802
Dividends and interest receivable	11,413
Receivable for capital shares sold	101,268
Other assets	4,040

Total Assets	14,950,523

Liabilities
Payable to Advisor	14,545
Payable to affiliates	28,726
Accrued expenses and other liabilities	29,244

Total Liabilities	72,515

Net Assets	$14,878,008

Net Assets Consist Of:
Paid-in capital	$12,112,633
Undistributed net realized gain	348,589
Net unrealized appreciation on:
Investments	2,416,734
Foreign currency translation	52

Net Assets	$14,878,008

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,112,345

Net asset value, redemption price and offering price per share	$13.38

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Operations

For the Year Ended May 31, 2007
Investment Income
Dividend income(1)	$150,121
Interest income	5,309

Total Investment Income	155,430

Expenses
Advisory fees	142,961
Administration fees	32,408
Fund accounting fees	26,239
Transfer agent fees and expenses	22,670
Audit and tax fees	21,550
Legal fees	17,216
Federal and state registration fees	13,362
Reports to shareholders	10,256
Custody fees	7,337
Trustees’ fees and related expenses	4,000
Other expenses	2,876

Total Expenses Before Interest Expense	300,875
Interest expense	46

Total Expenses	300,921
Less waivers and reimbursement by Advisor	(72,137)

Net Expenses	228,784

Net Investment Loss	(73,354)

Realized and Unrealized Gain on Investments
Net realized gain from security transactions	689,914
Change in net unrealized appreciation/depreciation on:
Investments	1,285,140
Foreign currency translation	52

Net Realized and Unrealized Gain on Investments	1,975,106

Net Increase In Net Assets From Operations	$1,901,752

(1)	Net of $819 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statements of Changes in Net Assets

	Year Ended May 31, 2007		Period Ended May 31, 2006(1)
From Operations
Net investment loss	$(73,354)		$(34,658)
Net realized gain (loss) from security transactions	689,914		(341,459)
Change in net unrealized appreciation/depreciation on:
Investments	1,285,140		1,131,594
Foreign currency translation	52		—

Net increase in net assets from operations	1,901,752		755,477

From Capital Share Transactions
Proceeds from shares sold	4,143,559		8,853,529
Payments for shares redeemed	(714,156	)(2)	(62,153)

Net increase in net assets from capital share transactions	3,429,403		8,791,376

Total Increase in Net Assets	5,331,155		9,546,853

Net Assets:
Beginning of period	9,546,853		—

End of period	$14,878,008		$9,546,853

(1)	Fund commenced operations on August 3, 2005.
(2)	Net of redemption fees of $15.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended May 31, 2007		Period Ended May 31, 2006(1)
Net Asset Value, Beginning of Period	$11.59		$10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)(2)	(0.07	)(2)(3)
Net realized and unrealized gain on investments	1.86		1.66

Total from investment operations	1.79		1.59

Paid-in capital from redemption fees (Note 2)	—	(4)	—

Net Asset Value, End of Period	$13.38		$11.59

Total Return	15.44%		15.90	%(5)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$14,878		$9,547

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(6)	2.63%		3.89	%(7)
After waiver and expense reimbursement(6)	2.00%		2.00	%(7)

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(8)	(1.27)%		(2.62	)%(7)
After waiver and expense reimbursement(8)	(0.64)%		(0.73	)%(7)

Portfolio turnover rate	114.85%		60.99	%(5)

(1)	Fund commenced operations on August 3, 2005.
(2)	Per share net investment loss was calculated prior to tax adjustments.
(3)	Per share net investment loss has been calculated using the daily average share method.
(4)	Less than one cent per share.
(5)	Not annualized for periods less than a full year.
(6)

The ratio of expenses to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense would be the same as those shown above.

(7)	Annualized.
(8)	The net investment loss ratios include interest expense.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements

May 31, 2007

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cookson Peirce Core Equity Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term growth of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on August 3, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Cookson, Peirce & Co., Inc. (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith in accordance with procedures adopted by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value at the time of the U.S. market close. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation pricing procedures.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2007

The Board of Trustees will regularly evaluate whether their fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Trust and the quality of prices obtained through their application by the Valuation Committee.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would record income tax expense in the statement of operations. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date, which is expected to be November 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2007

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the year ended May 31, 2007 the Fund retained $15 of redemption fees.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2007

(3)	Federal Tax Matters

There were no distributions paid to shareholders for the year ended May 31, 2007 or the period ended May 31, 2006.

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$12,417,068

Gross tax unrealized appreciation	$2,456,265
Gross tax unrealized depreciation	(39,531)

Net tax unrealized appreciation	$2,416,734

Undistributed ordinary income	$—
Undistributed long-term capital gain	348,589

Total distributable earnings	$348,589

Other accumulated losses	—

Total accumulated earnings	$2,765,323

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At May 31, 2007, the Fund utilized a capital loss carryforward of $35,613. Federal income tax laws do not allow a net investment loss to be carried forward to offset any future net investment income.

For the fiscal year ended May 31, 2007, accumulated net investment loss was decreased by $73,354, undistributed net realized gains were increased by $99 and paid-in capital was decreased by $73,453. The permanent differences primarily relate to net operating losses.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 2.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended May 31, 2007, expenses of $72,137 incurred by

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2007

the Fund were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2009	$89,656
2010	$72,137

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended May 31, 2007	Period Ended May 31, 2006(1)
Shares Sold	348,261	829,444
Shares Redeemed	(59,562)	(5,798)

Net Increase	288,699	823,646

(1)	Fund commenced operations on August 3, 2005.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2007, were $16,403,236 and $13,131,336, respectively. There were no purchases or sales of U.S. government securities for the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Cookson Peirce Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Cookson Peirce Core Equity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of May 31, 2007, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year ended May 31, 2007 and the period August 3, 2005 (commencement of operations) to May 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2007, and the results of its operations, the changes in its net assets, and financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/    Deloitte & Touche LLP

Milwaukee, WI

July 25, 2007

BASIS FOR TRUSTEES APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on April 19, 2007 to consider the annual renewal of the Investment Advisory Agreement (the “Agreement”) between the Cookson Peirce Core Equity Fund (the “Fund”), a series of the Trust, and Cookson, Peirce & Co., Inc., the Fund’s investment adviser (the “Advisor”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, Form ADV, financial statements, bibliographic information of key personnel, written compliance program and Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of information provided by the Advisor, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the continuation of the Agreement until August 31, 2007. At the request of the Fund’s administrator, the approval of the Agreement was made for a term of less than one year in order to align the timing of the Trustees’ approval of the Agreement with their approvals relating to the separate investment advisory agreements for each of the other series of the Trust.

Discussion of Factors Considered

In considering the Agreement and reaching its conclusions, the Trustees reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees also discussed the Advisor’s marketing activity and commitment to Fund growth. The Trustees reviewed the structure of the Advisor’s compliance procedures and any material compliance issues during the prior year with respect to the Fund. The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory and reliable.

2.	Investment Performance of the Advisor and the Fund.

The Trustees discussed the Fund’s performance for the period ended March 31, 2007 and the overall performance by the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index and a peer group of multi-cap growth funds, as constructed by data provided by Lipper, Inc. The Trustees also reviewed information on the historical performance of other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives. The Trustees noted that the Fund’s performance matched or exceeded the peer group median for the one-month, three-month, six-month and one-year periods ended March 31, 2007. The Trustees also noted the Fund’s performance ranked in the third quartile of the peer group overall for the one-year period ended March 31, 2007. After considering all of the information, the Trustees concluded that the performance obtained by the Fund was satisfactory under current market conditions and that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.	Costs of Services and Profits Realized by the Advisor.

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of the Fund relative to its peer group and the Advisor’s separately-managed accounts, as well as the expense waivers and reimbursements of the Advisor.

The Trustees also discussed the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had subsidized the Fund’s operations following the Fund’s inception. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the meeting, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.25% was similar to the peer group median of 1.00%. The Trustees also noted that the Fund’s total expenses, net of waivers/reimbursements, of 2.00% were above the peer group median of 1.50%, but fell well below the peer group high of 3.006%. The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Advisor had maintained adequate profit levels to support the services to the Fund.

4.	Extent of Economies of Scale as the Fund Grows.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees then compared the fees paid by the Fund to the fees paid by other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives and noted that the Fund’s expenses appeared to be within the range of these other separately-managed accounts at certain asset levels. The Trustees also reviewed the structure of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies were being or would be shared with shareholders). The Trustees reviewed all expense waivers and reimbursements by the Advisor with respect to the Fund. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund. The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

COOKSON PEIRCE CORE EQUITY FUND

Additional Information

(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-412-CORE (2673).

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	5	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–Present); Director, Flight Standards & Training (1990–1999).	5	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

COOKSON PEIRCE CORE EQUITY FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 45	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	5	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Kathleen Osland 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (May 2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachael A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 27	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Cookson Peirce Core Equity Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Cookson Peirce Core Equity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-412-CORE (2673). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-412-CORE (2673), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

COOKSON PEIRCE CORE EQUITY FUND

Investment Advisor	Cookson, Peirce & Co., Inc.
555 Grant Street
Suite 380
Pittsburgh, Pennsylvania 15219

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller and other senior financial officers. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 4, 2006.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the audit committee financial expert and is considered to be independent in accordance with SEC Rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 05/31/2007	FYE 05/31/2006
Audit Fees	$18,400	$17,500
Tax Fees	$3,150	$3,000

There were no audit-related fees billed in the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements. There were also no other fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported above.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including non-audit services to be performed for the Registrant’s investment adviser or any affiliated entity of the investment adviser if the engagement relates directly to the operations and financial reporting of the Registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during the last fiscal year. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 4, 2006.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By:	/s/ Joseph Neuberger

Joseph Neuberger, President and Treasurer

Date	August 9, 2007

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Joseph Neuberger

Joseph Neuberger, President and Treasurer

Date	August 9, 2007